Securities Purchase Agreement

This Securities Purchase Agreement (the “Agreement”) is made as of [   ], 2013 (the “Effective Date”) by and among Protea Biosciences Group, Inc., a Delaware corporation (the “Company”), and the undersigned purchaser (the “Purchaser”).

Recitals

WHEREAS, the Company is offering (the “Offering”) up to 2,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and warrants to purchase up to 1,500,000 shares of Common Stock, substantially in the form attached hereto as Exhibit A (the “Warrants”) at a purchase price of $0.50 per Share for maximum aggregate proceeds equal to $1,000,000 (the “Maximum Amount”); and

WHEREAS, the Purchaser desires to purchase and the Company desires to sell the Shares and the Warrants on the terms and conditions described herein.

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agrees as follows:

1.           Purchase of Shares. Subject to the terms of this Agreement, at the Closing (as defined below) the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees, to purchase from the Company, the number of Shares of the Company's Common Stock set forth on the signature page hereto, at a purchase price of $0.50 per share, for the aggregate purchase price set forth on the signature page hereto (the “Purchase Price”).

2.           Warrant. In addition to the Shares, the Purchaser shall also receive a Warrant, exercisable for a term of five years from the issue date of the Warrant, to purchase the number of shares of Common Stock (the “Warrant Shares”) equal to 75% of the number of Shares purchased by the Purchaser pursuant to Section 1 hereof, at an exercise price of $1.10 per share (the “Exercise Price”). The Shares, the Warrant and the Warrant Shares may hereinafter, collectively, be referred to as the “Securities”.

3.           Use of Proceeds.  The Company shall use the proceeds from the sale of the Shares and the Warrant for general corporate purposes.

4.           The Closing(s)

4.1          Closing Date. The closing of the sale and purchase of the Shares and the Warrant (the “Closing”) shall be held on the Effective Date.

4.2          Delivery. At the Closing, the Purchaser will deliver to the Company a check or wire transfer funds in the amount of the Purchase Price and within a reasonable time thereafter the Company will issue and deliver to the Purchaser (i) a certificate representing the Shares, and (ii) a corresponding Warrant to purchase the Warrant Shares.

5.           Representations and Warranties of the Company.  Except as set forth in any periodic reports or current reports filed by the Company with the United States Securities and Exchange Commission (the “Commission”), the Company hereby represents and warrants to the Purchaser at the Closing, as of the date of the Closing, as follows:

5.1          Organization and Authority. The Company and each of its respective subsidiaries, (i) is a corporation or company, as applicable, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable, (ii) has all requisite corporate power or company power, as applicable, and authority to own, lease and operate its properties and to carry on its business as presently conducted, and (iii) has all requisite corporate power or company power, as applicable, and authority to execute, deliver and perform their obligations under this Agreement and the Warrant (collectively, the “Offering Documents”), and to consummate the transactions contemplated thereby.

5.2          Qualifications. Each of the Company and its subsidiaries, is duly qualified to do business as a foreign corporation or foreign company, as applicable, and is in good standing in all jurisdictions where such qualification is necessary and where failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

5.3          Capitalization of the Company. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, and 10,000,000 shares of "blank check" preferred stock, par value $0.0001 per share. The Securities to be issued to the Purchaser have been duly authorized, and when issued and paid for in accordance with this Agreement, the Common Stock will be duly and validly issued, fully paid and non-assessable. The Warrant Shares, when issued and paid for in accordance with the Warrant(s), will be duly and validly issued, fully paid and non-assessable.

5.4          Authorization. The Offering Documents have been duly and validly authorized by the Company. This Agreement, assuming due execution and delivery by the Purchaser, when the Agreement is executed and delivered by the Company, will be, a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

5.5          Non-Contravention. The execution and delivery of the Offering Documents by the Company, the issuance of the Securities as contemplated by the Offering Documents and the completion by the Company of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its subsidiaries, pursuant to any agreements, instruments or documents filed as exhibits to the Company’s reports filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, or any indenture, mortgage, deed of trust or other agreement or instrument to which any of the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties or assets are bound or affected, in any such case which could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets that could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under the Offering Documents, or (iv) cause the loss of, or violate, any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof, except such loss or violations as individually or in the aggregate would not have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

5.6          Information Provided. The Company hereby represents and warrants to the Purchaser that the information, provided by the Company to the Purchaser, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, it being understood that for purposes of this Section 5.6, any statement contained in such information shall be deemed to be modified or superseded for purposes of this Section 5.6 to the extent that a statement in any document included in such information which was prepared and furnished to the Purchaser on a later date modifies or replaces such statement, whether or not such later prepared and furnished statement so states.

5.7          Absence of Certain Proceedings. Neither the Company nor its subsidiaries is aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company, or the transactions contemplated by the Offering Documents or which could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Offering Documents; and to the Company's knowledge there is not pending or contemplated any, and there has been no, investigation by the Commission involving the Company or its subsidiaries or any of their current directors or officers.

5.8          Compliance with Law. Neither the Company nor any of its subsidiaries is in violation of or has any liability under any statute, law, rule, regulation, ordinance, decision or order of any governmental agency or body or any court, domestic or foreign, except where such violation or liability could not individually or in the aggregate be reasonably expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and to the knowledge of the Company there is no pending investigation that would reasonably be expected to lead to such a claim.

5.9          Tax Matters. The Company and its subsidiaries has filed all federal, state and local income and franchise tax returns required to be filed and has paid all taxes shown by such returns to be due, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company or any of its subsidiaries have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) could reasonably be expected to have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations, or prospects of the Company or any of its subsidiaries, taken as a whole.

5.10          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Offering Documents, other than: (i) the filings required pursuant to this Agreement, (ii) the filings with the Commission pursuant to Section 8 of this Agreement, and (iii) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws.

5.11          Private Placement. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 6 below, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

5.12          No General Solicitation. Neither the Company nor any of its officers or directors has offered or sold any of the Securities by any form of general solicitation or general advertising.

5.13          Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

6.           Representations and Warranties of the Purchaser

6.1           The Purchaser acknowledges that this subscription may be accepted or rejected, in whole or in part, by the Company in its sole discretion. The Company shall have no obligation to sell the Securities to the Purchaser unless and until this Agreement is executed and delivered by the Purchaser and accepted by the Company and the Company has received the Purchase Price.

6.2          Except as provided under applicable state securities laws, this subscription is irrevocable upon acceptance by the Company, except that the Purchaser shall have no obligation under it in the event that the subscription is rejected in whole or the offering of the Securities is canceled.

6.3           The Purchaser recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Purchaser may not be able to liquidate the Purchaser’s investment; (iii) transferability of the Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Purchaser could sustain the loss of the Purchaser’s entire investment, and (v) the Company has not paid any dividends since inception and does not anticipate the payment of dividends in the foreseeable future.

6.4           The Purchaser represents that the Purchaser is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the Purchaser is able to bear the economic risk of an investment in the Securities. If the Purchaser is purchasing in an individual capacity, then Purchaser certifies that either (a) the Purchaser had an individual income of more than $200,000 in each of calendar years 2011 and 2012, or joint income with the Purchaser’s spouse in excess of $300,000 in each of those years, and that the Purchaser reasonably expects to reach the same income level in calendar year 2013 or (b) the Purchaser has an individual net worth, or with the Purchaser’s spouse has a joint net worth, in excess of $1,000,000 (excluding the value of the individual’s primary residence).

6.5           The Purchaser hereby acknowledges and represents that the Purchaser has prior investment experience, including investment in securities that are not listed, are unregistered and are not traded on any stock exchange or an automated quotation system.

6.6           The Purchaser hereby acknowledges receipt and careful review of this Agreement and the form of Warrant and hereby represents that the Purchaser has been furnished by the Company during the course of this transaction with all information regarding the Company and the Securities that the Purchaser has requested or desired to know, has been afforded the opportunity to ask questions of, and to receive answers from, duly authorized officers or other representatives of the Company concerning the terms and conditions of the Securities and the affairs of the Company and has received any additional information which the Purchaser has requested. In evaluating the suitability of this investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) other than as set forth in this Agreement.

6.7           To the extent the Purchaser has deemed necessary, the Purchaser has retained, at the sole expense of the Purchaser, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Securities hereunder.

6.8           The Purchaser represents that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Purchaser did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

6.9           The Purchaser hereby represents that the Purchaser either by reason of the Purchaser’s business or financial experience, or the business or financial experience of the Purchaser’s professional advisors (who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly), has the capacity to protect the Purchaser’s interests in connection with the transaction contemplated hereby and to adequately evaluate the risks and merits of the investment in the Securities.

6.10           The Purchaser is able to bear the substantial economic risks of an investment in the Company and could afford a complete loss of such investment. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth and the Purchaser's investment in the Company will not cause such overall commitment to become excessive. The Purchaser has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Purchaser's investment in the Company, and the Purchaser has no need for liquidity in this investment.

6.11           The Purchaser hereby acknowledges that the Securities have not been reviewed by the Commission or any state regulatory authority, and that the sale of the Securities is intended to be exempt from the registration requirements of Section 8 of the Securities Act based in part upon the Purchaser’s representations and agreements contained in this Agreement. The Purchaser agrees that it shall not sell or otherwise transfer the Securities unless they are registered under the Securities Act and applicable state securities laws or unless and until the Company receives an opinion of counsel satisfactory to the Company that an exemption from such registration is available. The Purchaser acknowledges that no federal or state agency has made any determination as to the fairness of the offering of the Securities, or any recommendation or endorsement of the Securities.

6.12           The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention. In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Securities for the Purchaser’s own account for investment and not with a view toward the resale or distribution to others. If other than a natural person, the Purchaser was not formed for the purpose of purchasing the Securities.

6.13           The Purchaser understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, the Purchaser is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of such rule are met.

6.14           The Purchaser acknowledges that except as set forth in Section 5 of this Agreement, the Company has made no representations with respect to registration of the Securities, that no such registration is contemplated in the foreseeable future, that there can be no assurance that there will be any market for the Securities in the future, and that, as a result, the Purchaser must be prepared to bear the economic risk of the Purchaser’s entire investment for an indefinite period of time.

6.15           The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

6.16           The Purchaser hereby represents that the address of the Purchaser furnished by Purchaser on the signature page hereof is the Purchaser’s legal residence or principal business address, as the case may be.

6.17           The Purchaser represents that the Purchaser has full power and authority to execute and deliver this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

6.18           The Purchaser acknowledges that at such time, if ever, as the Securities are registered under the Securities Act, sales of the Securities will continue to be subject to state securities laws.

6.19           The Purchaser represents and warrants that the Purchaser has not engaged, consented to nor authorized any broker, finder or intermediary to act on the Purchaser’s behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Purchaser shall indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Purchaser hereunder.

6.20           The Purchaser shall be the beneficial owner of the Securities for which the Purchaser subscribes.

6.21           If this Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity, the Purchaser has been duly authorized to execute and deliver this Agreement and all other documents and instruments executed and delivered on behalf of such entity in connection with this investment in the Company.

6.22           The Purchaser has completed the Accredited Investor Questionnaire attached hereto as Exhibit B, and represents and warrants that the information contained in such documents is true and complete as of the date of this Agreement.

6.23           The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the Closing. If, in any respect, such representations and warranties shall not be true on or prior to such date, the Purchaser will give prompt written notice of such fact to the Company.

6.24           The Purchaser understands and acknowledges that the Company may conduct additional offerings simultaneously and may issue shares of Common Stock or other securities at a per share price that may be different than the purchase price paid for the Securities or with other terms and conditions that may not be offered to the Purchaser hereto.

7.           “Market Stand-off” Agreement.

The Purchaser agrees that, if the Purchaser is requested by an underwriter (an “Underwriter”) of shares of the Company’s Common Stock or other securities of the Company, the Purchaser will not sell, assign or otherwise transfer or dispose of any Common Stock, Warrants or other securities of the Company held by it or under its control for a specified period of time (not to exceed 180 days) following the effective date of a registration statement filed by the Company under the Securities Act in connection with such underwritten offering. Although the provisions of Section 7 of this Agreement shall be binding upon the Purchaser and the Purchaser’s successors and assigns without the execution of any further agreements or documents memorializing this obligation, if the Company or an Underwriter so requests the Purchaser will execute such further agreements and documents as are requested to further memorialize this obligation. Any such further agreements or documents shall be in a form satisfactory to the Company and the Underwriter. The Company may impose stop-transfer instructions with respect to the shares of Common Stock or other securities subject to the foregoing restriction until the end of the specified period.

8.           Registration Rights.

8.1           For purposes of this Section 8 the capitalized terms in this Section 8 shall have the following meanings:

(a)           “Family Member” means a) with respect to any individual, such individual’s spouse, any descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (b) with respect to any trust, the owners of the beneficial interests of such trust.

(b)           “Holders” means the Purchaser or any of Purchaser’s Permitted Assignees who acquires rights in accordance with this Agreement with respect to any Registrable Securities (defined below) directly or indirectly from the Purchaser or from any Permitted Assignee (defined below).

(c)           “Investor Shares” means the Shares.

(d)           “Investor Warrants” means the Warrants.

(e)           “Permitted Assignee” means (a) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

 (f)            “Registrable Securities” means the Investor Shares and the Registrable Warrant Shares but excludes (i) any Registrable Securities sold by a person in a transaction pursuant to registration statement filed under the Securities Act, or (ii) any Registrable Securities that are at the time subject to an effective registration statement under the Securities Act.

(g)            “Registrable Warrant Shares” means the shares of Common Stock issued or issuable to the Purchaser upon exercise of the Investor Warrants.

8.2          Piggyback Registration.  In the event the Company shall determine in its sole discretion to register with the Commission for sale any Common Stock, for its own account or for the account of others, other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, consultants (to the extent the securities owned or to be owned by such consultants could be registered on Form S-8) or any of their Family Members (including a registration on Form S-8) or (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, the Company shall promptly give to the holders of the Registrable Securities written notice thereof (and in no event shall such notice be given less than ten (10) calendar days prior to the filing of such registration statement), and shall, include all of the Registrable Securities specified in a written request delivered by the Holder thereof within five (5) calendar days after receipt of such written notice from the Company.  The Company may, without the consent of the Holders, withdraw such registration statement prior to its becoming effective if the Company or such other stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby.

Notwithstanding the foregoing, if such registration undertaken by the Company is in connection with an underwritten public offering, and the underwriter in such public offering reasonably determines that inclusion of all of the Registrable Securities in such registration would be detrimental to the successful completion of the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if Securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

8.3          Expenses. The Company shall bear all expenses incurred by the Company in compliance with the registration obligation of the Company, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company incurred in connection with any registration, qualification or compliance pursuant to this Agreement and all underwriting discounts, selling commissions and expense allowances applicable to the sale of any securities by the Company for its own account in any registration. All underwriting discounts, selling commissions and expense allowances applicable to the sale by Purchaser of Registrable Securities and all fees and disbursements of counsel for the Purchaser shall be borne by the Purchaser.

8.4          Indemnification.

(a)          To the extent permitted by law, the Company will indemnify the Purchaser, each of its officers, directors, agents, employees and partners, and each person controlling the Purchaser, with respect to each registration of Registrable Securities under the Securities Act and qualification of Registrable Securities under state securities laws effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document prepared and filed by the Company pursuant to which Registrable Securities were registered under the Securities Act (including any related registration statement, notification or the like) incident to any such registration or qualification, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration or qualification, and subject to the provisions of this section below, will reimburse the Purchaser, the Purchaser’s officers, directors, agents, employees and partners, and each person controlling the Purchaser, for any legal and any other expenses as they are reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided, however, that the Company will not be liable to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any failure of the Purchaser or the Purchaser’s representatives to distribute Registrable Securities in accordance with applicable laws (including failure to deliver any required preliminary prospectus or final prospectus (or the final prospectus as amended and supplemented) at or before the written confirmation of the sale of such Registrable Securities); nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Purchaser, any such partner, officer, director, employee, agent or controlling person of the Purchaser, or any such underwriter or any person who controls any such underwriter. Notwithstanding the foregoing, the indemnity contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)          To the extent permitted by law, the Purchaser will indemnify the Company, and its directors, officers, agents, employees and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any failure of the Purchaser or the Purchaser’s representatives to distribute Registrable Securities in accordance with applicable laws (including failure to deliver any required preliminary prospectus or final prospectus (or the final prospectus as amended and supplemented to the extent such amendment or supplement is timely provided to the Purchaser as required herein) as required by applicable law); or any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses as they are reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Purchaser for specific use in such registration statement, prospectus, offering circular or other document; provided, however, that the obligations of the Purchaser hereunder shall be limited to an amount equal to the net proceeds to the Purchaser from Registrable Securities sold under such registration statement, prospectus, offering circular or other document as contemplated herein; provided, further, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

(c)          Each party entitled to indemnification under this section (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided further that if counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party then the Indemnified Party may retain one separate counsel at the expense of the Indemnifying Party; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless and only to the extent that such failure to give notice results in material prejudice to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)          If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

9.           Purchaser Indemnification.

           The Purchaser acknowledges that the Purchaser understands the meaning and legal consequences of the representations, warranties and agreements contained in this Agreement, and hereby agrees to indemnify and hold harmless the Company and any affiliate thereof, and the officers, directors, stockholders, agents and employees of the foregoing or any professional advisors thereto from and against any and all loss, damage, liability or expense (including reasonable attorneys' fees) due to or arising out of a breach of any representation or warranty or failure to fulfill any obligation of the Purchaser, contained in this Agreement, or arising out of the sale or distribution by the Purchaser of any Securities in violation of the Securities Act or any applicable state securities laws. Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Purchaser, the Purchaser does not hereby, or in any other manner, waive any rights granted to him or her under federal or state securities laws.

10.          Anti-Dilution.

10.1         Definitions. For purposes of this Section 10 the capitalized terms in this Section 10 shall have the following meanings:

(a)           “Additional Shares of Common Stock” shall mean all shares of Common Stock issued or sold by the Company after the Original Issue Date, other than Exempted Securities;

(b)           “Convertible Securities” shall mean shares of Common Stock issued or deemed issued upon the conversion or exercise, as appropriate, of any debt or equity securities of the Company which are convertible into or exercisable for shares of Common Stock of the Company

(c)           “Exempted Securities” shall mean:

(i)           Convertible Securities issued prior to the Original Issue Date, provided, however, that the agreements or instruments evidencing the Convertible Securities have not been amended after the Original Issue Date so as to increase the number of shares of Common Stock issuable under the Convertible Securities or to lower the conversion or exercise price, as appropriate, of the Convertible Securities;

(ii)           shares of Common Stock issued or deemed issued as a dividend or distribution on the Common Stock;

(iii)           shares of Common Stock issued or issuable upon the exercise of the Warrant;

(iv)           shares of Common Stock issued or issuable by reason of a stock split, split-up, or other distribution on shares of Common Stock; or

(v)           shares of Common Stock issued or issuable to employees, consultants, directors or officers pursuant to an equity incentive plan, employment agreement or other agreement as compensation for services provided to the Company.

(d)           “Original Issue Date” shall mean the closing date with respect to the purchase and sale of the Securities.

(e)          "Weighted Average Adjusted Purchase Price" shall mean the adjusted Purchase Price computed in accordance with the following formula:

P2 =	P1 x	(A + B)
(A + C)

Where: P2 =	the Weighted Average Adjusted Purchase Price.
P1 =	the Purchase Price (subject to proportionate adjustment pursuant to forward or reverse stock splits, stock dividends or other similar proportionately-applied change).
A =	the number of shares of the Common Stock outstanding, on a fully diluted basis, immediately prior to the Dilutive Issuance (defined below).

B =
the number of shares which the aggregate offering price of the total number of Additional Shares of Common Stock issued pursuant to the Dilutive Issuance (assuming receipt by the Company in full of all consideration payable upon exercise of any rights, options or warrants issued in such Dilutive Issuance) would purchase at the Purchase Price (as adjusted for forward or reverse stock splits, stock dividends or other similar proportionately-applied change).

C =	the number of Additional Shares of Common Stock issued pursuant to the Dilutive Issuance.

10.2          Adjustment Upon Issuance of Additional Shares of Common Stock. If, at any time prior to December 31, 2013, the Company issues or sells Additional Shares of Common Stock at a price per share (or conversion or exercise price, as the case may be) of less than $0.50 (subject to proportionate adjustment for forward or reverse stock splits, stock dividends or other similar proportionately-applied change)(a "Dilutive Issuance"), then, not later than ten (10) business days following such Dilutive Issuance, the Company shall be required to issue to the Purchaser, for no additional consideration, an additional number of shares of Common Stock equal to the difference of (i) an amount equal to (A) the aggregate Purchase Price paid under this Agreement divided by (B) the Weighted Average Adjusted Purchase Price, less (ii) the number of shares of Common Stock issued to the Purchaser hereunder, less (iii) the number of shares of Common Stock issued to the Purchaser pursuant to this Section 10.2 as a result of a prior Dilutive Issuance. Such additional shares of Common Stock shall be issued to the Purchaser whenever a Dilutive Issuance occurs. A Dilutive Issuance shall not include any issuance of Exempted Securities. No additional Warrant shall be issued pursuant to this Section 10.2 as a result of any Dilutive Issuance.

11.          Miscellaneous

11.1          Notice. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, by overnight delivery by reputable courier or delivered by hand against written receipt therefor, if to the Company addressed to Protea Biosciences Group, Inc. 955 Hartman Run Road, #210, Morgantown, WV 26507, Attn: President, or such other address as has been provided to the Purchaser by the Company in writing, and if to the Purchaser at the Purchaser’s address stated on the signature page of this Agreement, or such other address as has been provided to the Company by the Purchaser in writing. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

11.2          Amendment. This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

11.3          Successors and Assigns; Entire Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. Any such transferee or assignee of the Purchaser will be bound by this Agreement and shall explicitly assume any obligations of the Purchaser under this Agreement in a writing delivered to the Company. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merge and supersede all prior discussions, agreements and understandings of any and every nature among them.

11.4          Waiver. A waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by the same party.

11.5          Further Assurances.  The parties shall execute and deliver all such further documents, agreements and instruments and shall take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

11.6          Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Executed facsimile or other electronic signature pages (e.g., portable document format) to this Agreement shall be considered originals.

11.7          Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to principles of conflicts or choice of law.

11.8          Expenses. The Purchaser will pay the Purchaser’s own expenses in connection with the transactions contemplated hereby, whether or not such transactions are consummated.

11.9          Survival. The representations, warranties and covenants of the Purchaser contained herein shall survive the closing of the purchase and sale of the Securities and any transfer or disposition of the Securities.

[Signature Page Follows]

In Witness Whereof, the parties have executed this Securities Purchase Agreement as of the date first written above.

Company:

PROTEA BIOSCIENCES GROUP, INC.

By:
Name: Steven Turner
Title: President

PURCHASER:

Purchaser Name (Print)

Authorized Person (if Purchaser is an entity or trust)

Signature of Purchaser or Authorized Person

Aggregate Purchase Price

Number of Shares

Number of Warrant Shares

Exhibit A

Form of Warrant

Exhibit B

Form of Accredited Investor Questionnaire

PROTEA BIOSCIENCES GROUP, INC.

ACCREDITED INVESTOR CERTIFICATION

Please complete the following certification. If the answer to any question is “none” or “none applicable,” please so state.

Your answers will, at all times, be kept strictly confidential, however, you hereby agree that Protea Biosciences Group, Inc. may present this questionnaire to such parties as it deems appropriate in order to assure itself that the issuance of the securities to you will not result in a violation of the exemption from registration under U.S. securities laws.

In case of insufficient space, please use the reverse side to assure that complete answers are submitted. If the securities are being purchased jointly, all joint owners should complete.

Name:

Address:

Social Security Number or Taxpayer Identification Number:

Telephone Number:

E-mail Address:

State of Residence or Principal Place of Business:

Type of Business:

Accredited Investor Qualification Information—Please check or initial all that apply.1

_____ (a)	The undersigned is a natural person whose net worth, or joint net worth with spouse, at the time of purchase, exceeds $1,000,000 (excluding the value of my primary residence).

_____ (b)
The undersigned is a natural person whose individual gross income (excluding that of my spouse) exceeded $200,000 in the last two fiscal years, and who reasonably expects individual gross income exceeding $200,000 in the current fiscal year.

_____ (c)
The undersigned is a natural person whose joint gross income with spouse exceeded $300,000 in the last two fiscal years, and who reasonably expects joint gross income with my spouse exceeding $300,000 in the current fiscal year.

_____ (d)
The undersigned is a bank, savings and loan association, broker/dealer, insurance company, investment company, pension plan, or other entity defined in Rule 501(a)(1) of Regulation D as promulgated under the Securities Act of 1933 by the Securities and Exchange Commission.

_____ (e)
The undersigned is a trust, and the trustee is a bank, savings and loan association, or other institutional investor as defined in Rule 501(a)(1) of Regulation D as promulgated under the Securities Act of 1933 by the Securities and Exchange Commission.

_____ (f)	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

_____ (g)	The undersigned is a trust, and the grantor (i) has the power to revoke the trust at any time and regain title to the trust assets; and (ii) meets the requirements of items (a) (b), or (c) above.

_____ (h)
The undersigned is a tax-exempt organization described in Section 501(c) (3) of the Internal Revenue Code, or a corporation, business trust, or partnership, not formed for the specific purpose of acquiring the securities with total assets in excess of $5,000,000.

_____ (i)
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the securities.

_____ (j)	The undersigned is an entity in which all of the equity owners meet the requirements of items (a) through (i) above.

1If the securities are being purchased jointly, each joint owner should initial where applicable.

SIGNATURE PAGE FOR
INDIVIDUALS AND TRUSTS

IN WITNESS WHEREOF, I hereby represent that all of the above representations are true and correct to the best of my knowledge.

The securities will be owned, and should be shown on the records of Protea Biosciences Group, Inc., as follows (please check box):

☐	A single person

☐	Husband and wife, as community property

☐	Joint tenants with right of survivorship (both parties must sign)

☐	Tenants-in-Common (all parties must sign)

☐	Trust (trustee must sign as trustee and indicate name of trust and date of trust document; trustee must also provide a copy of trust document)

☐	Other (explain, signature as required)

Executed this __ day of_____, 2013

(Signature)

(Please Print Name of Individual or Trust and
Date of Trust if Applicable)

(Signature)

(Please Print Name of Individual or Trust and
Date of Trust if Applicable)

SIGNATURE PAGE FOR
CORPORATIONS AND PARTNERSHIPS

IN WITNESS WHEREOF, I hereby represent that all of the above representations are true and correct to the best of my knowledge.

☐	Corporation (signature of authorized officer(s) required; please provide certified resolution authorizing investment)

☐	Partnership (signature of all general partners required by partnership agreement; partnerships must provide copy of partnership agreement)

Executed this __ day of _____, 2013

(Please Print Name of Entity)

By:

(Name)

(Title)

By:

(Name)

(Title)